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                                                                  Exhibit 10.8


                                 FIRST AMENDMENT
                                       TO
                             CONTRIBUTION AGREEMENT

      This First Amendment to Contribution Agreement (this "AMENDMENT") is dated as of September 23, 2002, by Enbridge Energy Company, Inc. ("EECI"), Enbridge Energy Partners, L.P. ("MLP") and Enbridge Midcoast Energy, Inc. (the "COMPANY")

      WHEREAS, EECI, MLP and the Company entered into that certain Contribution Agreement dated as of May 16, 2002 (the "CONTRIBUTION AGREEMENT"); and

      WHEREAS, EECI, MLP and the Company desire to amend the Contribution Agreement as provided herein.

      NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the parties hereto do hereby agree as follows:

      1. Capitalized terms used herein and not otherwise defined shall have the meanings given thereto in the Contribution Agreement.

      2. Section 3.1 of the Contribution Agreement is hereby amended by deleting the number "$929,100,000" in the first sentence of such Section and substituting the number "$820,000,000" in lieu thereof.

      3. Section 3.3(f) of the Contribution Agreement is hereby amended by (a) deleting the period at the end of subsection (7) of such Section and substituting the word "and" in lieu thereof, and (b) adding the following new subsection (8):

            "(8) elimination of any impairment adjustments necessitated by the reduction in the Total Consideration pursuant to Section 2 of the First Amendment to Contribution Agreement dated as of September __, 2002 among EECI, MLP and the Company."

      4. Section 3.4 of the Contribution Agreement is hereby amended by deleting such Section and substituting the following in lieu thereof:

            "3.4 GOODWILL CLOSING ADJUSTMENT. Prior to the Closing, EECI shall cause an independent third party to allocate, as of the Closing Date, the Total Consideration among the Assets using the residual method as specified under Section 1060 of the Code (the "Appraisal"). If the value of the Midcoast Goodwill is determined by the Appraisal to be greater than $227,500,000, then on or before the 30th day following the Closing, EECI shall pay to MLP an amount equal to the product of (x) 0.182 multiplied by (y) the difference between (A) $207,500,000 and (B) the actual value of the Midcoast Goodwill determined by the Appraisal. If the value of the Midcoast Goodwill is determined by the Appraisal to be less than $187,500,000, then, on or before the 30th day following the Closing, MLP shall pay EECI an amount equal to the product of (x) 0.182

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            multiplied by (y) the difference between (A) the actual value of the
            Midcoast Goodwill determined by the Appraisal and (B) $207,500,000. Any payment under this Section 3.4 shall be deemed an adjustment to the Total Consideration."

      5. Section 4.1(u) of the Contribution Agreement is hereby amended by deleting such Section and substituting the following in lieu thereof:

            "(u) PIPELINE SYSTEMS TITLE. To the knowledge of EECI, the Company and/or the Company Subsidiaries have Defensible Title in and to the Pipeline System Interests and the Pipeline System Interests on which the Pipeline Systems are located (other than pump stations, storage sites or work sites adjacent to or near such Pipeline Systems) are contiguous, except (i) for such failures to have Defensible Title or to be contiguous that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and (ii) as may be affected by the defects in title set forth in SCHEDULE 4.1(u) (the "DISCLOSED TITLE DEFECTS"). To the knowledge of EECI, the entirety of the Pipeline Systems is located on or beneath land covered by such Pipeline System Interests, except (x) where the failure to be so located, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and
            (y) as may be affected by the Disclosed Title Defects."

      6. Section 4.1(w) of the Contribution Agreement is hereby amended by deleting the second sentence of such Section and substituting the following in lieu thereof:

            "To the knowledge of EECI, the Company and/or the Company Subsidiaries have Defensible Title with respect to the real property interests described in SCHEDULE 4.1(w) and in Section 4.1(w)(iii) above, except (x) for such failures to have Defensible Title that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (y) as may be affected by the Disclosed Title Defects."

      7. Section 4.1(x) of the Contribution Agreement is hereby amended by deleting such Section and substituting the following in lieu thereof:

            "(x) LICENSES; PERMITS. Each member of the Company Group has all licenses, permits and authorizations (other than licenses or permits for the use of land) issued or granted by any Governmental Authority that are necessary for the conduct of its business in accordance with Law, except (i) where the failures to have any such licenses, permits and authorizations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and
            (ii) as may be set forth in SCHEDULE 4.1(x) (the "DISCLOSED REGULATORY DEFECTS"). All such licenses, permits and authorizations are validly held by the appropriate member of the Company Group except (x) for such failures that, individually or in the


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            aggregate, could not reasonably be expected to have a Material
            Adverse Effect, (y) as may be affected by the Disclosed Regulatory Defects, and (z) for any exceptions set forth in Section 4.1(i) or on SCHEDULE 4.1(x)."

      8. Section 6.1(b) of the Contribution Agreement is hereby amended by deleting the first sentence of such Section and substituting the following in lieu thereof:

            "As of the date hereof, the current organizational structure of the Company and the Company Subsidiaries without the Excluded Subsidiaries is set forth in SCHEDULE 6.1A."

      9. Article 9 of the Contribution Agreement is hereby amended as follows:

            (a) Section 9.11 of the Contribution Agreement is hereby amended by deleting the text of such Section and substituting the following in lieu thereof:

            "The service agreement listed in SCHEDULE 9.11 between the member of the Company Group and EECI or an Affiliate of EECI (other than a member of the Company Group) shall be terminated on or before Closing, and the services covered by such agreement shall be provided to MLP pursuant to agreements entered among EECI, Affiliates of EECI (other than members of the Company Group) and MLP or its designee (collectively, "NEW SERVICES AGREEMENTS") on the same economic terms as the agreement listed in SCHEDULE 9.11."

            (b) Section 9.22 of the Contribution Agreement is hereby amended by deleting the number "$900,000,000" therefrom and substituting the number "$805,000,000" in lieu thereof.

            (c) The following new Sections 9.23 and 9.24 are added to Article 9:

            "9.23 TITLE REVIEW AND CURE OF CERTAIN TITLE AND REGULATORY MATTERS. Promptly following the Closing, EECI shall (or shall cause its Affiliates to) perform a review of the members of the Company Group's title to the Pipeline Systems. Upon completion of such title review (or during such title review, at EECI's election), EECI shall use reasonable efforts to cure or cause to be cured those types of title defects that are included in the Title Defect Categories, which title defects are identified (i) as the Disclosed Title Defects, or (ii) in connection with such title review, in each case to the extent that a reasonably prudent operator of pipeline systems would cure such types of title defects taking into consideration the same facts and circumstances as are existing as of the Effective Time. EECI further covenants to cure or cause to be cured (to the extent such matters are curable), the Disclosed Regulatory Defects.

            9.24 REPORTS TO AUDIT, FINANCE AND RISK COMMITTEE. Bi-annually, commencing as of the first scheduled meeting of the Audit, Finance and Risk Committee of the MLP held following the Closing and continuing

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            until December 31, 2005, EECI shall provide to the Audit, Finance and Risk Committee of MLP, a written report describing the status of EECI's title review and title and other curative work conducted pursuant to Section 9.23."

      10. Section 13.1 of the Contribution Agreement is hereby amended as follows:

            (a) Section 13.1(a)(2)(A) is hereby amended by deleting such Section and substituting the following in lieu thereof:

            "(A) under Sections 9.6, 9.7, 9.13, 9.15 and 9.24 and Articles 10, 13, 14, 15 (other than Sections 15.2(c), 15.2(d) and Section 15.2(e)) and 17 shall survive indefinitely or for such shorter period as may be stipulated in such provisions;"

            (b) Section 13.1(a)(2)(B) is hereby amended by deleting the word "and" at the end of such Section.

            (c) The following language is hereby added after the end of Section 13.1(a)(2)(C):

            "(D) under Section 9.23 shall survive until the day that is three years from the Effective Time; and

            (E) under Section 15.2(e) shall survive until the day that is eight years from the Effective Time."

      11. Section 15.2 of the Contribution Agreement is hereby amended by (a) deleting the word "and" at the end of Section 15.2(c) and substituting a comma in lieu thereof, and (b) deleting the period at the end of Section 15.2(d) and adding the following in lieu thereof:

            ", and (e) all claims, actions, suits or proceedings asserted or instituted against any MLP Indemnified Person by a third Person (other than any MLP Indemnified Person or EECI Indemnified Person) that arise out of any of (i) the Title Defect Categories with respect the Pipeline Systems or other Assets, or (ii) Disclosed Regulatory Defects."

      12. Section 15.4(a) of the Contribution Agreement is hereby amended by deleting such Section and substituting the following in lieu thereof:

            "(a) Notwithstanding anything herein provided to the contrary, EECI shall have no Liability to MLP or any other MLP Indemnified Person pursuant to Sections 15.2(a) or for any breach by EECI of this Agreement, except with respect to Liabilities arising by virtue of any breach by EECI of its representations and warranties under
            Section 4.1(e) and 4.1(r) and Liabilities arising under any of Sections 9.5, 9.6, 9.15, 9.23, 9.24, 15.2(b), 15.2(c), 15.2(d),
            15.2(e) or Article 10, unless and until the aggregate amount of all Liabilities covered by Section 15.2, exceeds the sum of


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            $20,000,000. EECI shall be liable in accordance with the other terms of this Agreement for those Liabilities in excess of $20,000,000 subject to the further provisions of this Section 15.4. EECI shall be liable for all Liabilities arising by virtue of any breach by EECI of its representations and warranties under Sections 4.1(e) and 4.1(r) and for all Liabilities arising under Sections 9.5, 9.6, 9.15, 9.23, 9.24, 15.2(b), 15.2(c), 15.2(d), 15.2(e) and Article
            10."

      13. Appendix A to the Contribution Agreement is hereby amended as follows:

            (a) The defined term "Excluded Subsidiaries" is hereby amended by deleting such term and substituting the following in lieu thereof:

            ""EXCLUDED SUBSIDIARIES" shall mean Arcadia/Midcoast Pipeline of New York, LLC, Midcoast del Bajio S. de R.L. de C.V., Midcoast Anadarko Gas Services, LLC, Midcoast Anadarko Energy Services, LLC, Midcoast Gas Pipeline, Inc., Midcoast Energy Marketing, Inc., Midcoast Canada Energy Services, Inc., Midcoast Canada Operating Corporation, Midcoast Nova Scotia, G.P. Corporation, Midcoast Nova Scotia, L.P. Corporation and The Midcoast Alberta Limited Partnership."

            (b) The defined term "Excluded Liabilities" is hereby amended by deleting such term and substituting the following in lieu thereof:

            "EXCLUDED LIABILITIES" means: (i) all Liabilities of the Excluded Subsidiaries; (ii) all Taxes for the payment of which EECI is obligated under Article 10; (iii) all Liabilities for the payment of which any one or more members of MLP would be liable solely by reason of being an ERISA Affiliate of Parent or any of its other Affiliates; (iv) all Liabilities to the extent arising out of or attributable to any of the Company Group's use or dealing with prior to the Closing of any logo, service mark, copyright, trade name or trademark of or associated with EECI or any Affiliate of EECI or any business of EECI or of any Affiliate of EECI, except as provided in the license agreement entered into pursuant to Section 9.9; (v) all indebtedness for borrowed money of EECI that is not EECI Midcoast Debt, Midcoast Related Debt or indebtedness incurred by EECI on behalf of MLP in EECI's capacity as general partner of MLP; (vi) all liabilities of EECI relating to assets other than the Company Subsidiaries and Assets (other than Liabilities arising on account of EECI's status as general partner of MLP); (vii) all Liabilities arising out of or relating to the Arcadia Guaranty, and (viii) all Liabilities arising out of the failure to obtain the Required Consents.

            (c) The defined term "KPC Payment Termination Date" is hereby amended by deleting subsection (x) therefrom and substituting the following in lieu thereof:

            "(x) the second anniversary of the Closing Date"


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            (d) The following terms are hereby added (in alphabetical order) to
      Appendix A:

            "ARCADIA GUARANTY" shall mean that certain guaranty given by the Company pursuant to that certain Natural Gas Pipeline Construction, Operation and Maintenance Agreement, dated December 30, 1996, by and between Sabin Metal Corporation, Arcadia/Midcoast Pipeline of New York, LLC, the Company and Arcadia Energy Corporation.

            "DISCLOSED REGULATORY DEFECTS" shall be as defined in Section
            4.1(x).

            "DISCLOSED TITLE DEFECTS" shall be as defined in Section 4.1(u).

            "REQUIRED CONSENTS" shall mean the (a) consents required for the transactions contemplated by this Agreement, including the Restructuring Actions, pursuant to the following agreements: (i) Amended and Restated Office Space Lease Agreement between the Company and 1100 Louisiana Limited Partnership dated as of __________, 2001 (not dated); (ii) Storage Space Lease Agreement between the Company and 1100 Louisiana Limited Partnership dated as of April 15, 2002; (iii) Operating Agreement of Arcadia/Midcoast Pipeline of New York, LLC, effective as of December 30, 1996, between the Company and Arcadia Energy Corporation; and (iv) Natural Gas Pipeline Construction, Operation and Maintenance Agreement, dated December 30, 1996, by and between Sabin Metal Corporation, Arcadia/Midcoast Pipeline of New York, LLC, the Company and Arcadia Energy Corporation, and (b) the consent and waiver from Calpine under the Bamagas Contracts in connection with the conversion of Bamagas into a limited liability company.

            "TITLE DEFECT CATEGORIES" shall mean (i) the failure to obtain consents to assign an easement/right-of-way/permit, (ii) the failure to record a condemnation order or judgment, (iii) the expiration of the term of an easement/right-of-way/permit, (iv) an insufficient legal description of property covered by an easement/right-of-way/permit, (v) the lack of authority under an easement/right-of-way/permit to lay additional pipelines and additional pipelines have been laid under such easement/right-of-way/permit as of the Effective Time, (vi) the failure to make required annual or other periodic payments pursuant to the terms of an easement/right-of-way/permit, (vii) the failure to have Defensible Title to an easement/right-of-way/permit (including the failure to have an easement/right-of-way/permit), and
            (viii) the failure to record in the relevant property records an easement/right-of-way/permit.

      14. Exhibit 3.3 to the Contribution Agreement is hereby amended by deleting such Exhibit and substituting Exhibit 3.3 attached to this Amendment in lieu thereof.

      15. The Schedules to the Contribution Agreement are hereby amended as follows:


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            (a) Schedules 1.1A, 4.1(i), 4.1(k), 4.1(r)(B), 4.1(s), 4.1(x),
      6.1(B) and 10.1 are hereby amended by deleting such Schedules and substituting Schedules 1.1A, 4.1(i), 4.1(k), 4.1(r)(B), 4.1(s), 4.1(x),
      6.1(B) and 10.1 attached to this Amendment in lieu thereof.

            (b) Schedule 4.1(n) is hereby amended by adding the Arcadia Guaranty to such Schedule.

            (c) Schedule 4.1(u) in the form of Schedule 4.1(u) attached to this Amendment is hereby added to the Contribution Agreement.

      16. All references to the "Agreement" in the Contribution Agreement or any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Contribution Agreement as amended hereby.

      17. Except as expressly amended hereby, the Contribution Agreement shall remain in full force and effect. The parties hereto hereby ratify and confirm the Contribution Agreement, as hereby amended.

      18. This Amendment may be executed in counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it, and all separate counterparts shall constitute the same agreement.

      19. The Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (in each case, without regard to principles of conflicts of laws).

      IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the parties as of the day first above written.




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                              ENBRIDGE ENERGY COMPANY, INC.


                              By: /s/ DAN C. TUTCHER
                                  ---------------------------------
                                  Dan C. Tutcher, President


                              ENBRIDGE ENERGY PARTNERS, L.P.

                              By:   Enbridge Energy Company, Inc., its
                                    General Partner


                                    By: /s/ CHRIS KAITSON
                                        -----------------------------------
                                        Chris Kaitson, Corporate Secretary


                              ENBRIDGE MIDCOAST ENERGY, INC.

                              By: /s/ DAN C. TUTCHER
                                      ---------------------------------
                                      Dan C. Tutcher, President



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